Exhibit 10.20


                                 EXECUTION COPY


                                  MASTER LEASE


                      THIS DOCUMENT SECURES FUTURE ADVANCES

                          Dated as of December 29, 1999



                                     between



                         ELECTRONICS FOR IMAGING, INC.,
                                 as the Lessee,


                                       and


                     SOCIETE GENERALE FINANCIAL CORPORATION,
                                 as the Lessor.


         This Master Lease is subject to a lien in favor of the Lender under the Loan Agreement. This Master Lease has been executed in several counterparts. To the extent, if any, that this Master Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by SOCIETE GENERALE, acting through its New York Branch, as the Lender, on or following the signature page hereof.

This counterpart is not the original counterpart.

                                              TABLE OF CONTENTS


                                                  ARTICLE I
                                                 DEFINITIONS

1.1    Definitions; Interpretation.........................................................................1


                                                  ARTICLE II
                                                MASTER LEASE

2.1    Acceptance and Lease of Property....................................................................2
2.2    Acceptance Procedure................................................................................2
2.3    Lease Term..........................................................................................2
2.4    Title...............................................................................................2


                                                 ARTICLE III
                                               PAYMENT OF RENT

3.1    Rent................................................................................................3
3.2    Payment of Rent.....................................................................................3
3.3    Supplemental Rent...................................................................................3
3.4    Method of Payment...................................................................................3
3.5    Certain Payments....................................................................................4


                                                  ARTICLE IV
                                      QUIET ENJOYMENT; RIGHT TO INSPECT

4.1    Quiet Enjoyment.....................................................................................4
4.2    Right to Inspect....................................................................................4


                                                  ARTICLE V
                                               NET LEASE, ETC.

5.1    Net Lease...........................................................................................4
5.2    No Termination or Abatement.........................................................................5


                                                  ARTICLE VI
                                                  SUBLEASES

6.1    Subletting..........................................................................................6

                                                      i



                                                 ARTICLE VII
                                           LESSEE ACKNOWLEDGMENTS

7.1    Condition of the Properties.........................................................................7
7.2    Risk of Loss........................................................................................7


                                                 ARTICLE VIII
                                  POSSESSION AND USE OF THE PROPERTIES, ETC.

8.1    Utility Charges.....................................................................................8
8.2    Possession and Use of the Property..................................................................8
8.3    Compliance with Requirements of Laws and Insurance Requirements.....................................8
8.4    Assignment by Lessee................................................................................8


                                                  ARTICLE IX
                                       MAINTENANCE AND REPAIR; RETURN

9.1     Maintenance and Repair; Return.....................................................................9


                                                  ARTICLE X
                                             MODIFICATIONS, ETC.

10.1   Modifications, Substitutions and Replacements......................................................10


                                                  ARTICLE XI
                                         WARRANT OF TITLE; EASEMENTS

11.1   Warrant of Title...................................................................................11
11.2   Grants and Releases of Easements; Lessor's Waivers.................................................11


                                                 ARTICLE XII
                                              PERMITTED CONTESTS

12.1   Permitted Contests in Respect of Applicable Law Other Than Impositions.............................13


                                                 ARTICLE XIII
                                                  INSURANCE

13.1   Public Liability and Workers' Compensation Insurance...............................................13


                                                 ARTICLE XIV
                              CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS



                                                     ii



14.1   Casualty and Condemnation..........................................................................14
14.2   Environmental Matters..............................................................................16
14.3   Notice of Environmental Matters....................................................................17


                                                  ARTICLE XV
                                            TERMINATION OF LEASE

15.1   Partial Termination upon Certain Events............................................................17
15.2   Termination Procedures.............................................................................18


                                                 ARTICLE XVI
                                              EVENTS OF DEFAULT

16.1   Lease Events of Default............................................................................18
16.2   Remedies...........................................................................................21
16.3   Waiver of Certain Rights...........................................................................26


                                                 ARTICLE XVII
                                           LESSOR'S RIGHT TO CURE

17.1   The Lessor's Right to Cure the Lessee's Lease Defaults.............................................26


                                                ARTICLE XVIII
                                             PURCHASE PROVISIONS

18.1   Purchase of the Properties.........................................................................27


                                                 ARTICLE XIX
                                        EXTENSION OF EXPIRATION DATE

19.1   Extension of Expiration Date.......................................................................28


                                                  ARTICLE XX
                                             REMARKETING OPTION

20.1   Option to Remarket.................................................................................28
20.2   Certain Obligations Continue.......................................................................31


                                                 ARTICLE XXI
                               PROCEDURES RELATING TO PURCHASE OR REMARKETING


                                                     iii


21.1   Provisions Relating to the Exercise of Purchase Option or Obligation and
         Conveyance Upon Remarketing and Conveyance Upon Certain Other
         Events...........................................................................................31


                                                 ARTICLE XXII
                                            ESTOPPEL CERTIFICATES

22.1   Estoppel Certificates..............................................................................32


                                                ARTICLE XXIII
                                           ACCEPTANCE OF SURRENDER

23.1   Acceptance of Surrender............................................................................32


                                                 ARTICLE XXIV
                                             NO MERGER OF TITLE

24.1   No Merger of Title.................................................................................33


                                                 ARTICLE XXV
                                            INTENT OF THE PARTIES

25.1   Nature of Transaction..............................................................................33


                                                 ARTICLE XXVI
                                                MISCELLANEOUS

26.1   Survival; Severability; Etc........................................................................34
26.2   Amendments and Modifications.......................................................................34
26.3   No Waiver..........................................................................................34
26.4   Notices............................................................................................35
26.5   Successors and Assigns.............................................................................35
26.6   Headings and Table of Contents.....................................................................35
26.7   Counterparts.......................................................................................35
26.8   GOVERNING LAW......................................................................................35
26.9   Liability Limited..................................................................................35
26.10  Original Lease.....................................................................................36

                                  MASTER LEASE

                      THIS DOCUMENT SECURES FUTURE ADVANCES

         THIS MASTER LEASE (this "Master Lease"), dated as of December 29, 1999, between SOCIETE GENERALE FINANCIAL CORPORATION, a Delaware corporation, as Lessor (in such capacity, the "Lessor") and ELECTRONICS FOR IMAGING, INC., a Delaware corporation, as Lessee (in such capacity, the "Lessee").


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among the Lessee, as Lessee and Construction Agent, the Lessor and Societe Generale, acting through its New York Branch, as Lender (the "Lender") under the Loan Agreement, the Lender and the Lessor have agreed to finance the Construction of Improvements on the Properties;

         WHEREAS,   the  Lessor,   on  each  Funding  Date,   will  finance  the
Construction of Improvements on the Properties;

         WHEREAS, the Lessee, as Construction Agent for the Lessor, will cause the Construction of said Improvements to be effected on the Properties;

         WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, the Lessor's interest in the Land and the Improvements constructed thereon; and

         WHEREAS,  each  Property  will be subject  to the terms of this  Master
Lease;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

          I.1 Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Master Lease have the respective meanings specified in Appendix A to this Master Lease (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A to this Master Lease"); and the rules of interpretation set forth in Appendix A to this Master Lease shall apply to this Master Lease.


                                   ARTICLE II

                                  MASTER LEASE

         II.1 Acceptance and Lease of Property. Subject to the conditions set forth in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Article VI thereof, the Lessor hereby covenants and agrees to acquire a leasehold interest in and simultaneously to lease to the Lessee hereunder and under the Lease Supplements for the Lease Term, the Lessor's interest in the Land together with any Improvements which thereafter may be constructed on such Land pursuant to the Construction Agency Agreement or this Master Lease, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Lease Term, the Lessor's interest in such Parcels of Land and in such Improvements together with any Improvements so acquired by Lessor, which thereafter may be constructed on such Land pursuant to the Construction Agency Agreement and this Master Lease.

         II.2 Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by the Lessee on each applicable Funding Date of an appropriately completed Lease Supplement in the form of Exhibit A-1 hereto covering any Property shall, without further act, constitute the acceptance by the Lessee of the Property which is the subject of such Lease Supplement for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein.

         II.3 Lease Term. Unless otherwise specified in the Lease Supplement, the Basic Lease Term (the "Basic Lease Term") of this Master Lease with respect to any Property shall begin on the Completion Date for such Property and shall end on the Expiration Date. In the event the Basic Lease Term commences on any day other than the day following the last day of the then effective Interest Period, the Lessee shall pay any Break Costs associated with the early termination of the Interest Period.

         II.4 Title. Each Property is leased to the Lessee without any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, all Liens other than Lessor Liens) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to any Property other than resulting from Lessor Liens.

                                   ARTICLE III

                                 PAYMENT OF RENT

         III.1  Rent.

                  (a) During the Basic Lease Term for a Property, the Lessee shall pay Basic Rent for such Property to the Lessor on each Basic Rent Payment Date, on the date required under Section 20.1(g) in connection with the Lessee's exercise of the Remarketing Option and on any date on which this Master Lease shall terminate with respect to such Property. At least 10 days prior to each Basic Rent Payment Date, the Lessor shall deliver to the Lessee a notice of the amount of the Basic Rent due on such date (the "Invoice"). For the purposes of this Section 3.1, delivery of the Invoice by facsimile transmission, receipt confirmed, will be sufficient.

                  (b) The Lessee's inability or failure to take possession of all or any portion of any Property upon Completion shall not delay or otherwise affect the Lessee's obligation to pay Rent for such Property in accordance with the terms of this Master Lease.

         III.2 Payment of Rent. Rent shall be paid absolutely net to each Person entitled thereto, so that this Master Lease shall yield to such Person the full amount thereof, without setoff, deduction or reduction.

         III.3 Supplemental Rent. The Lessee shall pay to the Lessor or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor and such other Persons entitled to the receipt of such payment shall have all rights, powers and remedies provided for herein or by law or equity or otherwise. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Master Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement to which Lessee is a party or which is authorized in writing by the Lessee with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         III.4 Method of Payment. Each payment of Rent payable by the Lessee to the Lessor under this Lease or any other Operative Document shall be made by the Lessee to the Lender as assignee of the Lessor under the Assignment of Lease (or, if all Loans and all other amounts owing to the Lender under the Loan Agreement and the other Operative Documents have been paid in full and all Commitments of the Lender have been permanently terminated, to the Lessor) prior to 2:00 p.m., New York City time, to the Account in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due. Payments received after 2:00 p.m., New York City time, on the date due shall for the purpose of Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and, unless the Lender (or the Lessor, as applicable) is otherwise able to invest or employ such funds on the date received, subject to interest at the Overdue Rate as provided in such Section 3.3.

         III.5 Certain Payments. Payments of Basic Rent, Supplemental Rent and other amounts hereunder are, as applicable, subject to netting and offset as provided pursuant to Section 7.12 of the Participation Agreement.


                                   ARTICLE IV

                        QUIET ENJOYMENT; RIGHT TO INSPECT

         IV.1 Quiet Enjoyment. Subject to Sections 2.4 and 4.2, and subject to the rights of the Lessor contained in Article XV and the other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy the Property for the Lease Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the applicable Completion Date. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce the obligations of the Lessee under this Master Lease.

         IV.2 Right to Inspect. During the Lease Term, the Lessee shall upon reasonable notice from the Lessor, permit the Lessor, the Lender, and their respective authorized representatives to inspect any Property subject to this Master Lease during normal business hours, provided that such inspections shall not unreasonably interfere with the Lessee's business operations at such Property.


                                    ARTICLE V

                                 NET LEASE, ETC.

         V.1 Net Lease. This Master Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Property or any part thereof, or the failure of any Property to comply with all Requirements of Law, including any inability to occupy or use such Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with the construction on or any use of any Property or any part thereof including eviction; (iv) any defect in title to or rights to any Property or any Lien on such title or rights or on any Property (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor or the Lender; (vi) to the extent permitted by Applicable Law, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Lender or any other Person, or any action taken with respect to this Master Lease by any trustee or receiver of the Lessee, the Lessor, the Lender or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, the Lender, or any vendor, manufacturer, contractor of or for any Property; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Master Lease (other than performance by the Lessor of its obligations set forth in Section 2.1 hereof), of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Master Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; or (xii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right the Lessee may have against the Lessor or any other Participant, and notwithstanding the foregoing provisions, nothing contained in this Section 5.1 shall provide Lessor with any right to payment by the Lessee with respect to any Property prior to the Completion Date for such Property which is contrary to Lessor's rights under the Construction Agency Agreement including the limitations set forth in Section
5.4 thereof; it being the express intention of the parties to this Master Lease that Lessee shall have no liability hereunder with respect to any Construction Period Property. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

         V.2 No Termination or Abatement. The Lessee shall remain obligated under this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor or any Participant, or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of the Lessor or any Participant or by any court with respect to the Lessor or any Participant. The Lessee hereby waives all right to terminate or surrender this Master Lease (except as provided herein) or except as a consequence of a reduction in the Lease Balance as a result of Casualty or Condemnation proceeds pursuant to the terms of Section
14.1 of this Master Lease, or as a result of a purchase of any or all of the Properties pursuant to Section 18.1 of this Master Lease, to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to the Lease Balance. The Lessee shall remain obligated under this Master Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease and the Operative Documents. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Master Lease.


                                   ARTICLE VI

                                    SUBLEASES

         VI.1 Subletting. (a) The Lessee may from time to time, sublease any Property or any portion thereof to any Person and extend, modify or renew any sublease without the approval of Lessor or Lender; provided, however, that: (i) no sublease or other relinquishment of possession of any Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder, and the Lessee shall remain directly and primarily liable under this Master Lease as to the Properties, or portion thereof, so sublet and (ii) each sublease to an Affiliate of the Lessee shall be made subject and subordinate to this Master Lease and to the rights of the Lessor hereunder.

         (b) Lessor hereby agrees, that, in the event of the early termination of this Master Lease from any cause whatsoever, and while any sublease is in full force and effect, such termination of this Master Lease shall not act as a merger or other termination of such sublease, and Lessee's interest as sublessor in such sublease shall be deemed automatically assigned, transferred, and conveyed to Lessor; and, from and after such termination, Lessor shall be bound by the provisions of the sublease then in full force and effect on the part of the Lessee, as sublessor; and that the sublessee shall be deemed thereupon and without further act to have attorned to Lessor.

It is the intention hereof to provide that the termination of this Lease while such sublease is in full force and effect shall not, in any way, by reason thereof, terminate such sublease or affect the rights of such sublessee. The foregoing is subject to the right of Lessee (or Lessor, if this Master Lease has terminated) to terminate any sublease which is in default (notice thereof, if any required, having been given and the time for curing such default having expired) and any other rights and remedies reserved to Lessee in such sublease, and any other rights and remedies afforded to a lessor of real property against a defaulting lessee.


                                   ARTICLE VII

                             LESSEE ACKNOWLEDGMENTS

         VII.1 Condition of the Properties. THE LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR WILL OWN AND HOLD TITLE TO THE IMPROVEMENTS, THE LESSEE, ACTING AS CONSTRUCTION AGENT, IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE IMPROVEMENTS AND ANY ALTERATIONS OR MODIFICATIONS. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY AND EACH OF THE IMPROVEMENTS CONSTRUCTED THEREON "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR OR THE LENDER AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF. NEITHER THE LESSOR NOR THE LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT (EXCEPT SECTION
4.1 HEREOF) WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF) AND NEITHER THE LESSOR NOR THE LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

         VII.2 Risk of Loss. Subject to the terms of Section 14.1 of this Master Lease, during the Lease Term the risk of loss of or decrease in the enjoyment and beneficial use of the Properties as a result of the damage or destruction thereof by fire, earthquake, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and except for loss or damages arising from the gross negligence or willful misconduct of Lessor or Lender or their respective agents, employees or contractors, neither the Lessor nor the Lender shall in any event be answerable or accountable to Lessee therefor.


                                  ARTICLE VIII

                   POSSESSION AND USE OF THE PROPERTIES, ETC.

         VIII.1 Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Properties during the Lease Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

         VIII.2 Possession and Use of the Property. After the Completion Date for each Property, each Property shall be used in a manner consistent with this Master Lease for any lawful purpose in accordance with Applicable Law now or hereafter in effect; provided, that such use does not (i) result in a diminution in the value of the Property from that projected in the original Appraisal delivered with respect to such Property or (ii) violate any restriction with respect to Hazardous Materials as they relate to such Property pursuant to the Operative Documents. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Properties as contemplated by this Master Lease. The Lessee shall not commit or permit any waste of the Properties or any part thereof.

         VIII.3 Compliance with Requirements of Laws and Insurance Requirements. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Requirements of Law (including all Hazardous Materials Laws) and Insurance
Requirements relating to the Properties, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Properties, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Properties and for the use, operation, maintenance, repair and restoration of the Improvements. Notwithstanding the preceding sentence, the Lessee shall be deemed to be in compliance with all Hazardous Materials Laws for purposes of this Master Lease notwithstanding any Environmental Violation if the severity of such Environmental Violation is less than Federal, state or local standards requiring remediation or removal or, if such standards are exceeded, remediation or removal is proceeding in accordance with all applicable Hazardous Materials Laws.

         VIII.4 Assignment by Lessee. The Lessee may not assign this Master Lease or any of its rights or obligations hereunder in whole or in part to any Person. Notwithstanding the foregoing sentence, the Lessee may, so long as no Event of Default has occurred and is continuing or would result therefrom, upon prior written notice to each of the Lessor and the Lender, assign this Master Lease and all of the Lessee's rights and obligations hereunder to an Affiliate of the Lessee pursuant to an assignment and assumption agreement and such other documentation, including opinions of counsel, all in form and substance reasonably satisfactory to the Lessor and the Lender; provided, that, in any event of such assignment, the Lessee shall deliver a guaranty of such Affiliate's obligation hereunder in form and substance and in all respects satisfactory to the Lessor and the Lender.


                                   ARTICLE IX

                         MAINTENANCE AND REPAIR; RETURN


         IX.1 Maintenance and Repair; Return.

                  (a) From and after the Completion Date for a Property, the Lessee, at its sole cost and expense, shall maintain such Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and in no event less than the standards applied by the Lessee in the operation and maintenance of other comparable properties owned or leased by the Lessee or its Affiliates.

                  (b) The Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Master Lease (other than for Advances made in accordance with and pursuant to the terms of the Participation Agreement and the Construction Agency Agreement) or maintain any Property in any way. The Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of any Property or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

                   (c) The Lessee shall, upon the expiration or earlier termination of this Master Lease with respect to any Property (other than as a result of the Lessee's purchase of such Property from the Lessor as provided herein), vacate and surrender such Property to the Lessor in its then-current, "AS IS" condition, without any express or implied warranty subject to the Lessee's obligations under Sections 8.3, 9.1(a), 10.1, 11.1, 14.1, 14.2 and 20.1. Title to all
         improvements, furnishings, furniture, fixtures and any personal property of the Lessee which were not funded by the Lessor and the Lender pursuant to the Participation Agreement, located on or about a Property whether or not affixed to the realty, shall, subject to the following sentence, be and remain the property of the Lessee throughout the Lease Term, and at any time during the Lease Term, and within thirty (30) days following the expiration or earlier termination date, may be removed by the Lessee or, at the Lessee's election surrendered with the Property, in which event title to such surrendered property shall, if the Lessor so elects, be deemed transferred to the Lessor. Notwithstanding the foregoing, any fixture constituting part of the Property which is required by Applicable Law or which cannot be removed without causing Material damage to or the diminution in the Fair Market Sales Value of the applicable Property shall at all times remain part of the Property.


                                    ARTICLE X

                               MODIFICATIONS, ETC.

         X.1 Modifications, Substitutions and Replacements. During the Lease Term, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that:

                           (i) except for any  Modification  required to be made
                  pursuant to a Requirement of Law (a "Required Modification"), no Modification shall adversely affect the Fair Market Sales Value of such Property below the Property Balance of such
                  Property as a whole following the completion of such Modification;

                           (ii) such  Modifications  shall be (and shall be done
                  in a manner) consistent with the Plans and Specifications for such Property;

                           (iii) such  Modifications  shall comply with Sections
                  8.3 and 9.1(a); and

                           (iv) the  Lessee  shall have  provided  notice to the
                  Lessor of any structural Modification the cost of which exceeds 10% of the Improvements Budget for such Property.

         All Modifications shall remain part of the realty and shall be subject to this Master Lease; provided, however, that Modifications that (x) are not Required Modifications, (y) were not financed by the Participants and (z) can be removed without causing material damage to or diminution in the Fair Market Sales Value of the Property below the Property Balance shall be the property of the Lessee or other third party and may be removed by Lessee during the Lease Term and up to 30 days following the expiration or earlier termination thereof and shall not be subject to this Master Lease. The Lessee may place upon the Properties any trade fixtures, machinery, equipment, inventory or other property belonging to the Lessee or third parties and may remove the same, subject, however, to the terms of Section 9.1(a); provided, however, that such trade fixtures, machinery, equipment, inventory or other property can be removed without causing material damage to or diminution in the Fair Market Sales Value of the Property below the Property Balance; provided, further, however, that the Lessee shall keep and maintain at the Properties and shall not remove from the Properties any Equipment financed or otherwise paid for by the Participants pursuant to the Participation Agreement.


                                   ARTICLE XI

                           WARRANT OF TITLE; EASEMENTS

         XI.1 Warrant of Title.

                  (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article 12 relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall (subject to the limitations of Section 5.4 of the Construction Agency Agreement which shall apply to Lessee's liability under this Section 11.1 prior to the Completion Date) promptly discharge at its sole cost and expense, any Lien (other than any Lessor Lien or any Permitted Property Lien), defect, attachment, levy, title retention agreement or claim upon any Property or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Lessor or the Lender pursuant to the Loan Agreement or the other Operative Documents, other than Permitted Property Liens and Liens on machinery, equipment, general intangibles and other personal property not financed by the proceeds of the Loans or the Lessor Amounts.

                  (b) Nothing contained in this Master Lease shall be construed as constituting the consent or request of the Lessor or any other Participant, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR NOR THE LENDER IS

         OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR OR THE LENDER IN AND TO ANY PROPERTY.

         XI.2  Grants and Releases of Easements; Lessor's Waivers.

                  (a) Provided that no Lease Event of Default shall have occurred and be continuing, and subject to the provisions of Articles VII, IX and X and Section 8.3, the Lessor hereby consents in each instance to the following actions by the Lessee as the Lessor's agent, and the Lessor hereby appoints the Lessee the Lessor's attorney-in-fact, with full authority in the place and stead of the Lessor to take such action or actions from time to time during the Lease Term, but at the Lessee's sole cost and expense: (i) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any Property as herein provided; (ii) the release of existing easements or other rights in the nature of easements which are for the benefit of any Property; (iii) if required by applicable Governmental Authority in connection with the Construction, the dedication or transfer of unimproved portions of any Property for road, highway or other public purposes; (iv) the imposition of and the execution of amendments to any covenants and restrictions; (v) the filing and processing of Site Development Permit Amendments, Parcel Maps, Tentative Maps, Development Agreements and any and all other permit applications, authorizations, entitlement, agreements with any government or regulatory agency or amendments thereof, or other documents reasonably required or beneficial for construction or Modification of the Improvements, or amendments to Permitted Property Liens or governmental permits or approvals affecting any Property; and (vi) the execution and filing of tract or parcel maps subdividing the Land into lots or parcels or reconfiguring existing lots or parcels; provided, however, that in each case (A) such grant, release, dedication, transfer, imposition or amendment does not reduce the Fair Market Sales Value of the applicable Property, (B) such grant, release, dedication, transfer or amendment that in the Lessee's judgment is reasonably necessary or beneficial in connection with the use, maintenance, alteration or improvement of the applicable Property,
         (C) such grant, release, dedication, transfer, imposition or amendment will not cause the applicable Property or any portion thereof to fail to comply with the provisions of this Master Lease or any other Operative Documents and all Requirements of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (D) any and all governmental consents or approvals required prior to such grant, release, dedication, transfer, imposition, annexation or amendment have been obtained, and any and all filings required prior to such action have been made; (E) the Lessee shall remain obligated under this Master Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interests in this Master Lease as security for indebtedness, in each such case in accordance with their terms, substantially as though such grant, release, dedication, transfer or amendment had not been effected and (F) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer, imposition or amendment. Without limiting the effectiveness of the foregoing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, imposition or amendment to any Person permitted under this Section 11.2(a) including landlord waivers with respect to any of the foregoing.

                  (b) The Lessor acknowledges the Lessee's (and any permitted sublessee's) right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Properties other than Equipment, and the Lessor agrees to execute Lessor waiver forms and release of Lessor Liens in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items.


                                   ARTICLE XII

                               PERMITTED CONTESTS

         XII.1 Permitted Contests in Respect of Applicable Law Other Than Impositions. Except to the extent otherwise provided in Section 13.5(b) of the Participation Agreement regarding Taxes and other Impositions, if, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to any Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor and the Lender, involve (A) any risk of criminal liability being imposed on the Lessor or the Lender or (B) any risk of (1) foreclosure, forfeiture or loss of such Property, or any material part thereof, or (2) the nonpayment of Rent or (C) any substantial risk of (1) the sale of, or the creation of any Lien (other than a Permitted Property Lien) on, any part of such Property, (2) civil liability being imposed on the Lessor, the Lender, or such Property, or (3) enjoinment of, or interference with, the use, possession or disposition of such Property in any material respect. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such permitted contest.

         The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option and (ii) the Lessee pays all related expenses and indemnifies the Lessor and the Lender with respect to such proceedings.


                                  ARTICLE XIII

                                    INSURANCE

         XIII.1 Public Liability and Workers' Compensation Insurance.

          (a) During the Lease Term, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Properties and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties, but in any case shall provide liability coverage of at least $2,000,000 per person and $1,000,000 for property damage per occurrence. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by the Lessee or such Affiliates with respect to similar properties that they own and that are in accordance with normal industry practice. The policy shall be endorsed to include the Lessor and the Lender as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor or the Lender may have in force.

         (b) During the Basic Lease Term, the Lessee shall have the right to self-insure with respect to any of the insurance required under this Master Lease so long as (i) the Lessee is a publicly traded domestic corporation whose stock is traded on a nationally recognized exchange; (ii) the Lessee has not assigned this Master Lease; (iii) the Lessee maintains a consolidated net worth (determined as provided in Section 10.2.1 of the Participation Agreement) of at least $400 million according to its most recent audited financial statement; and
(iv) the Lessee governs and manages its self-insurance program in a manner consistent with programs managed by prudent businesses whose stock is publicly traded on nationally recognized exchanges. Upon request, the Lessee shall supply the Lessor from time to time with evidence reasonably satisfactory to the Lessor of the Lessee's net worth and the satisfaction of the condition set forth above. If the Lessee elects to self-insure, the Lessee shall be responsible for losses or liabilities which would have been assumed by the insurance companies which would have issued the insurance required of the Lessee under the Master Lease. The Lessee will notify the Lessor in advance of any period for which it intends to self-insure and shall provide Lessor with satisfactory evidence that it complies with these requirements in order to give the Lessor an opportunity to confirm the satisfaction of the conditions set forth above. For so long as the Lessee self-insures, the Lessee, for applicable periods, shall and does hereby indemnify and hold harmless the Lessor, its officers, directors, agents, employees and representatives from and against all costs, damages, or expenses (including reasonable attorneys' fees) incurred or paid by the Lessor as a result of any claim customarily covered by a broad-form policy of commercial general liability insurance, including a contractual liability endorsement.


                                   ARTICLE XIV

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

         XIV.1 Casualty and Condemnation.

                   (a) Subject to the provisions of this Article XIV, if all or a portion of any Property is damaged or destroyed in whole or in part by a Casualty or if the use, access, occupancy, easement rights or title to any Property or any part thereof, is the subject of a Condemnation, then

                           (i) any  insurance  proceeds  payable with respect to
                  such Casualty shall be paid directly to the Lessee (or if received by the Lessor, shall be paid over to the Lessee) for the sole purpose of reconstruction, refurbishment and repair of such Property; provided, that such reconstruction, refurbishment or repair can be completed prior to the end of the Lease Term; provided, further, that in the event that either (i) such reconstruction, refurbishment or repair cannot be completed prior to the end of the Lease Term or (ii) the Lessee shall elect not to use such proceeds for the reconstruction, refurbishment or repair of such Property, then all such insurance proceeds payable with respect to such Casualty shall be paid to the Lessor to be applied towards the payment of the Lease Balance in accordance with Section 7.2 of the Participation Agreement, and

                           (ii) (x) in the case of a Condemnation (that is not a
                  Significant Condemnation) of any part of any Land (not including the applicable Improvements), any award or compensation relating thereto shall be paid to the Lessee for the sole purpose of restoration of such Property (provided, that such restoration can be completed prior to the end of the Lease Term) or else shall be paid to the Lessor to be applied in the Lessor's and the Lender's reasonable discretion to the partial restoration of such Property or towards the payment of the applicable Lease Balance, and (y) in the case of a Significant Condemnation, such award or compensation shall be paid to the Lessor to be applied in the Lessor's and the Lender's reasonable discretion to the restoration of such Property or toward the payment of the applicable Lease Balance in accordance with Article VII of the Participation Agreement;

         provided, however, that, in each case, if a Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Lessor or, if received by the Lessee, shall be held in trust for the Lessor and the Lender, and shall be paid by the Lessee to the Account to be distributed in accordance with Article VII of the Participation Agreement. All amounts held by the Lessor or the Lender when a Lease Event of Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Lender or turned over to the Lessor or the Lender shall at the option of the Lessor either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with clause (d) of this Section 14.1, or
         (ii) applied to the repayment of the Lease Balance of such Property on the Termination Date with respect to such Property in accordance with
         Article XV.

                   (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Lender shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Master Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

                  (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of any Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Lender promptly after the receipt of such notice.

                  (d) If pursuant to this Section 14.1 and Section 15.1 this Master Lease shall continue in full force and effect following a Casualty or Condemnation with respect to any Property, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such Property in accordance with this clause (d), the Lessee shall pay the shortfall), promptly and diligently repair any damage to such Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 8.3 and 9.1, to restore such Property to at least the same condition, operative value and useful life as existed immediately prior to such Casualty or Condemnation. Upon completion of such restoration, the Lessee shall furnish to the Lessor (which, in turn, shall furnish to the Lender) an architect's certificate of substantial completion and a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

                  (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XXI.

                  (f) Any Excess Casualty/Condemnation Proceeds received by the Lessor or the Lender in respect of a Casualty or Condemnation shall be turned over to the Lessee.

         XIV.2 Environmental Matters. Promptly upon the Lessee's knowledge of the existence of an Environmental Violation with respect to any Property, the Lessee shall notify the Lessor in writing of such Environmental Violation. If the Lessor elects not to terminate this Master Lease with respect to such Property pursuant to Section 15.1, at the Lessee's sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 8.3 (including the last sentence thereof). The Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all material respects with applicable Hazardous Materials Laws. Each such Environmental Violation shall be remedied prior to the Expiration Date unless each Property with respect to which an Environmental Violation has occurred but has not been remedied has been purchased by the Lessee in accordance with Section 18.1. Nothing in this Article XIV shall reduce or limit the Lessee's obligations under Sections 13.1, 13.2 or
13.3 of the Participation Agreement.

         XIV.3 Notice of Environmental Matters. Promptly, but in any event within thirty (30) Business Days from the date the Lessee has actual knowledge thereof pursuant to written notice from any Governmental Authority, the Lessee shall provide to the Lessor written notice of any pending or threatened claim, action or proceeding involving any Hazardous Materials Laws or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within thirty (30) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with any Property. The Lessee shall also promptly provide such detailed reports of any such material environmental claims. In the event that the Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Hazardous Materials Laws or any Release on or in connection with the Property, the Lessor shall promptly give notice thereof to the Lessee. For purposes of this paragraph, "actual knowledge" of the Lessee shall mean the actual knowledge of the Lessee's Senior Director of Facilities and Real Estate, who is responsible for the day to day operations of the Properties.

                                   ARTICLE XV

                              TERMINATION OF LEASE

         XV.1 Partial Termination upon Certain Events. If any of the following occurs during the Basic Lease Term with respect to any Parcel of Land or related
Improvements:

                           (i) a Significant Casualty occurs;

                           (ii) a Significant Condemnation occurs; or

                           (iii) an Environmental Violation occurs or is discovered the cost of remediation of which would exceed
                  $5,000,000 (x) and such violation has not been remediated within 180 days after the occurrence or discovery or (y) the Lessee has notified the Lessor prior to the expiration of such 180 day period that the violation will not be remediated within such period;

                           and the Lessor  shall have  given  written  notice (a
                  "Termination Notice") to the Lessee that, as a consequence of such event (x) the Lease Supplement relating to such Parcel of Land and related Improvements is to be terminated and (y) this Master Lease is to be terminated with respect to such Parcel of Land and related Improvements, then the Lessee shall be obligated to purchase the Lessor's interest in such affected Parcel of Land and related Improvements within 30 days after Lessee's receipt of the Termination Notice, by paying to the Lessor an amount equal to the Lease Balance allocable to such affected Parcel of Land and related Improvements.

         XV.2 Termination Procedures. On the date of the payment by the Lessee of the portion of the Lease Balance allocable to the affected Parcel of Land and related Improvements in accordance with Section 15.1 (such date, the "Termination Date"), the Lease Supplement relating to each such affected Parcel of Land and related Improvements shall terminate and this Master Lease shall terminate with respect to each such Parcel of Land and related Improvements and, concurrent with the Lessor's receipt of such payment,

                  (a) each such Parcel of Land and related Improvements shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition free of Lessor Liens and the Lessor shall execute and deliver a termination of Ground Lease and an assignment of the Lessor's entire interest in the Parcel of Land and the Improvements thereon with respect to such Land in recordable form; and

                  (b) in the case of a  termination  pursuant  to clause  (i) or
         (ii) of Section 15.1, the Lessor shall convey to the Lessee any Net Proceeds with respect to the Significant

         Casualty or Significant Condemnation giving rise to the termination of this Master Lease with respect to such Parcel of Land and related
         Improvements theretofore received by the Lessor or, at the request of the Lessee, such amounts shall be applied towards payment of the Lease Balance allocable to the affected Parcel of Land and related Improvements.


                                   ARTICLE XVI

                                EVENTS OF DEFAULT

         XVI.1 Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

                  (a) the Lessee shall fail to make payment of (i) any Basic Rent within three (3) Business Days after the same shall be due and payable, (ii) any Supplemental Rent due and payable within five (5) Business Days after receipt of written notice thereof, or (iii) any Property Balance, Lease Balance, Purchase Option Price or Maximum Recourse Amount on the date due therefor; or

                  (b) the Lessee shall fail to deposit with the Collateral Agent, on the Business Day next succeeding the occurrence of a Deficiency Date, the Deficiency Collateral;

                  (c) the Lessee shall not be in compliance with Section 10.2 of the Participation Agreement (which breach shall constitute an Event of Default hereunder even if the Basic Lease Term has not commenced with respect to any Property);

                  (d) the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Master Lease or the other Operative Documents to which it is party other than those described in the foregoing clauses (a), (b) or (c) of this Section 16.1, and, in each such case, such failure shall have continued unremedied for thirty (30) days after written notice; provided, that such cure period shall be extended from thirty (30) days to one-hundred and twenty (120) days if such term, covenant or condition is, without prejudice to the Lessor and/or the Lender, curable or remediable and the Lessee is at all times during such extended period diligently taking action reasonably satisfactory to the Lessor and the Lender to so cure or remedy default; provided, further, that failure by the Lessee to fully comply with the requirements of Section 20.1 hereof shall not be subject to any cure period; provided, further, that, for purposes of clarification, the failure by the Lessee to comply with the foregoing clauses (a), (b) or (c) of this Section 16.1 shall not be subject to any cure period except as expressly set forth in such clauses (a), (b) or (c);

                   (e) any representation or warranty made or deemed made by the Lessee herein or in any Operative Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with any Operative Document shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made, unless the fact or condition which made such representation of warranty incorrect, false or misleading is, without prejudice to the Lessor and/or the Lender, curable or remediable and the Lessee is at all times diligently taking action reasonably satisfactory to the Lessor and the Lender to so cure or remedy such fact or condition in order to make such representation and/or warranty true and correct in all material respects, in which event the Lessee shall have one-hundred and eighty (180) days from the date such representation or warranty was made or deemed made to cure or remedy such default;

                  (f) a Construction Agency Agreement Event of Default for which the Lessor shall have full recourse against the Lessee in its capacity as Construction Agent shall have occurred and be continuing:

                  (g) any Operative Document or any Lien granted under any Operative Document shall, taken as a whole, terminate, cease to be effective against, or cease to be the legal, valid, binding and enforceable obligation of the Lessee;

                  (h) the Lessee shall directly or indirectly contest the effectiveness, validity, binding nature of enforceability of any Operative Document or any Lien granted under any Operative Document;

                   (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

                  (j) any judgements or orders for the payment of money,  in any case not covered by insurance, individually or in the aggregate in excess of $10,000,000 shall be rendered against the Lessee and such judgment or order shall continue unsatisfied and unstayed (pursuant to laws, rules or court orders) for a period of thirty (30) days;

                  (k) a default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Lessee or any of its Consolidated Subsidiaries having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity;

                  (l) [Intentionally Omitted]

                  (m) the Lessee shall fail to maintain the insurance required under Article XIII hereof or shall fail to observe or perform any term, covenant on condition to be performed by it under Section 20.1 of this Master Lease;

                  (n) the Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for the Lessee or the whole or a substantial part of its property within sixty
         (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

                  (o) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against the Lessee and not dismissed within sixty (60) days from the date of its filing (provided, that the Lessee, hereby expressly authorizes the Lessor and each Lender to appear in any court conducting any such proceeding during such sixty (60) day period to preserve, protect and defend their respective rights under the Operative Documents), or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessee, a receiver of the Lessee or the whole or a substantial part of any of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof.

         XVI.2 Remedies. Upon the occurrence of any Lease Event of Default and the declaration thereof, the Lease Balance due hereunder without further act shall be accelerated and be deemed to be due and payable hereunder, and at any time thereafter, the Lessor may, subject to the last three paragraphs of this
Section 16.2 and so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default.

                  (a) The Lessor may, by notice to the Lessee, rescind or terminate this Master Lease as to any Property or all of the Properties as of the date specified in such notice; provided, however (i) no reletting, reentry or taking of possession of any Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Master Lease for a continuing Lease Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Properties shall be valid unless the same be made in writing and executed by the Lessor;

                  (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return any Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VII and IX and Section 8.3 hereof as if such Property were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of any Property, and to the extent and in the manner permitted by Applicable Law, enter upon such Property and take immediate possession of (to the exclusion of the Lessee) such Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying such Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor and/or the Lender in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by the Lessor or the Lender;

                  (c) As more fully set forth in each Lease Supplement, the Lessor may sell all or any part of any one or more Properties, subject in each case to the Ground Lease, at public or private sale, as the Lessor may determine and upon any such sale the Lessee's obligation to pay Basic Rent with respect to the Property sold shall terminate;

                  (d) The Lessor may, at its option, elect not to terminate this Master Lease with respect to any Property or all of the Properties and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of any Property by the Lessee or re-entry of same by the Lessor, the Lessor may enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by the Lessee hereunder and to exercise all other remedies permitted by Section 1951.4 of the California Civil Code or any amendments thereof or any successor laws which replace such Section 1951.4;

                  (e) Unless all of the Properties have been sold in their entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clause (b), (c) or (d) of this Section 16.2 with respect to the Properties or any portions thereof, demand, by written notice to the Lessee specifying a date (a "Termination Date") not earlier than five
         (5) days after the date of such notice, that the Lessee purchase, on such Termination Date for a price equal to the Lease Balance the Properties subject to the Master Lease, in accordance with the provisions of Article XXI;

                  (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, including any and all rights or remedies under the Pledge Agreement, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;

                  (g) The Lessor may retain and apply against the Lease Balance all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease and upon payment in full of the Lease Balance from such sums, the Properties shall be conveyed to Lessee in accordance with Section 21.1 of the Master Lease;

                  (h) If a Lease Event of Default shall have occurred and be continuing, the Lessor, to the extent permitted by Applicable Law, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of any Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of such Property unless such receivership is sooner terminated;

                  (i) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of any Property or any interest therein;

                   (j) The Lessor  shall be entitled  to enforce  payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver onto all or any part of the Properties), be deemed a "mortgagee in possession", and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies, except for the exercise of the remedies set forth in clauses (c), (j) or (k) of this Section 16.2 within thirty (30) days after the declaration of the occurrence of an Event of Default in contravention of Lessee's purchase right set forth in the last paragraph of this Section 16.2;

                  (k)  Foreclosure;  Power of Sale.  The Lessee hereby grants to
         Chicago Title Insurance Company, as trustee (together with all successor trustees, the "Trustee"), IN TRUST, WITH POWER OF SALE, all of the Lessee's right, title and interest in and to the Properties and, upon the occurrence of a Lease Event of Default and following termination of this Master Lease by the Lessor, the Lessor shall have the power and authority, after proper notice and lapse of such time as may be required by law and by the

         Master Lease, to cause the Trustee to sell any Property or the Properties by notifying the Trustee of that election and depositing with the Trustee this instrument and receipts and evidence of expenditures made and secured hereby as the Trustee may reasonably require. Upon receipt of any such notice from the Lessor, the Trustee shall cause to be recorded, published and delivered to Lessee such Notice of Default and Election to Sell as is then required by applicable statutory authority and by this instrument, which notice shall set forth, among other things, the nature of the breach(es) or default(s), the action(s) required to effect a cure thereof and the time period within which that cure may be effected. If no cure is effected within the statutory time limits following recordation of the Notice of Default and Election to Sell and after Notice of Sale has been given as required by the above-referenced statutes, the Trustee may without further notice or demand sell and convey any Property or the Properties in accordance with the above-referenced statutes. Each Property may be sold as a whole or in separate lots, parcels or items and in such order as the Lessor may direct, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. The Trustee shall deliver to such purchaser(s) a good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any Person, including the Lessee, the Trustee or the Lessor, may purchase at any sale. After deducting all costs, fees and expenses of the Lessor and the Trustee, including costs of evidence of title in connection with any sale, the Lessor shall apply the proceeds of sale, in the following order of priority, to payment of the following (collectively referred to herein as the "Obligated Amounts"):
         (i) first, all amounts expended by or for the account of the Lessor under the terms hereof and not then repaid, with accrued interest at the Overdue Rate; and (ii) second, all other amounts then due and owing hereunder including, without limitation, all Basic Rent, Supplemental Rent, the full amount of the Lease Balance as of the date of sale as if this Lease had been terminated with respect to all of the Properties then subject to this Lease under Section 18.1, and all other amounts then payable by the Lessee under this Lease and the other Operative Documents, with the Lessor having the right to apply the proceeds of sale to the amounts described above in this clause (ii) in such order, proportion and priority as the Lessor may elect in its sole and absolute discretion. To the extent permitted by applicable statutes, the Trustee may postpone the sale of all or any portion of any Property or the Properties by public announcement at the time and place of sale, and from time to time thereafter may again postpone that sale by public announcement or subsequently noticed sale, and without further notice may make such sale at the time fixed at the last postponement or may, in its discretion, give a new notice of sale. A sale of less than all of any Property or the Properties or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all of the Obligated Amounts have been satisfied or all the Properties have been sold, without defect or irregularity. No action of the Lessor or the Trustee based upon the provisions contained herein or contained in the applicable statutes, including, without limitation, the giving of the Notice of Default and

         Election to Sell or the Notice of Sale, shall constitute an election of remedies which would preclude the Lessor from pursuing judicial foreclosure before a completed sale pursuant to the power of sale contained herein. The Lessor shall have the right, with the irrevocable consent of the Lessee hereby given and evidenced by the execution of this instrument, to obtain appointment of a receiver by any court of competent jurisdiction without further notice to the Lessee, which receiver shall be authorized and empowered to enter upon and take possession of any Property or the Properties, including all personal property used upon or in connection with the real property herein conveyed, to let any Property or the Properties, to receive all the rents, issues and profits, if any, which may be due or become due in respect to the leasing of any Property or the Properties to another party (herein, "Property Rents"), and apply the Property Rents after payment of all necessary charges and expenses to reduction of the Obligated Amounts in such order, proportion and priority as the Lessor may elect. At the option of the Lessor, the receiver shall accomplish entry and taking possession of any Property or the Properties by actual entry and possession or by notice to the Lessee. The receiver so appointed by a court of competent jurisdiction shall be empowered to issue receiver's certificates for funds advanced by the Lessor for the purpose of protecting the value of any Property or the Properties as security for the Obligated Amounts. The amounts evidenced by receiver's certificates shall bear interest at the Overdue Rate and may be added to the Obligated Amounts if the Lessee or a junior lienholder purchases any Property or the Properties at the trustee's sale. The Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' prior written notice to the Lessor. Regardless of whether the Trustee resigns, the Lessor may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Lessor, in its sole and absolute discretion, so elects, and if permitted by law, the Lessor may substitute such successors or successors by recording, in the office of the recorder of the county or counties where such Property is located, a document executed by the Lessor and containing the name of the original Lessee and Lessor hereunder, the book and page where this instrument (or a memorandum hereof) is recorded (and/or instrument number, as applicable) and the name of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to the rights, powers and duties hereunder. It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT.

         The Lessor acknowledges and agrees that upon the declaration of an Event of Default, to the maximum extent permitted by law, the Lessee waives any right to contest the sum of the

Lessor Balance and the Loan Balance as the liquidated sum due upon acceleration of this instrument.

         If, pursuant to the exercise by the Lessor of its remedies pursuant to this Section 16.2, the Lease Balance and all other amounts due and owing from the Lessee under this Master Lease and the other Operative Documents have been paid in full, then the Lessor shall remit to the Lessee any excess amounts received by the Lessor. The obligation to deliver such excess to the Lessee shall survive this Master Lease.

         The Lessor agrees that for thirty (30) days after the declaration of the occurrence of an Event of Default, Lessor shall forebear from exercising the remedies set forth in clauses (c), (j) or (k) of this Section 16.2 during which time Lessee may tender to the Lessor in immediately available funds the Lease Balance and all past due and accrued and unpaid Rent upon the receipt of which Lessor shall transfer all Parcels of Land and related Improvements to the Lessee or its designee in accordance with Article XXI hereof.

         XVI.3 Waiver of Certain Rights. Subject to the foregoing, if this Master Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession except as expressly provided herein; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVI.


                                  ARTICLE XVII

                             LESSOR'S RIGHT TO CURE

         XVII.1 The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor as Supplemental Rent.

                                  ARTICLE XVIII

                               PURCHASE PROVISIONS

         XVIII.1 Purchase of the Properties.

                  (a) Subject to the conditions contained herein, the Lessee shall have the irrevocable option on any Business Day to purchase all or subject, however, to clause (b) of this Section 18.1, certain of the Properties subject to this Master Lease at a price (the "Purchase Price") equal to that portion of the Lease Balance allocable to the applicable Property or Properties on the date of such purchase, plus Break Costs (if any). The Lessee's exercise of its option pursuant to this Section 18.1 shall be subject to the following conditions:

                           (i) the Lessee shall have delivered a Purchase Notice
                  to the Lessor not less than thirty (30) days prior to such purchase, specifying the date of such purchase;

                           (ii) the Lessee  shall not have  given  notice of its
                  intention to exercise the Remarketing Option;

                           (iii) notwithstanding any other provision contained herein, if any Environmental Violation shall not be remedied by the Lessee with respect to any Property in accordance with
                  Section 14.2, the Lessee shall be deemed to have made a timely election of its option to purchase such Property in accordance with this Section 18.1.

                  (b) If the Lessee elects to purchase less than all of the Properties, it may do so provided that if only two buildings are subject to separate Lease Supplements, the Lessee may purchase only one such building together with the parking garage, if any, then subject to a separate Lease Supplement. If three buildings have been constructed and are subject to separate Lease Supplements, the Lessee may purchase one building with or without the parking garage or any two building together with the parking garage; provided, however, that in each case the Lessee must demonstrate to the reasonable satisfaction of the Lessor that adequate adjacent parking complying with Applicable Law remains available for the building(s) retained by the Lessor and that such partial purchase has not materially diminished the Fair Market Sales Value of such retained building(s).

                  (c) If the  Lessee  exercises  its  option  pursuant  to  this
         Section 18.1 then, upon the Lessor's receipt of all amounts due in connection therewith, the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the applicable Properties in accordance with the procedures set forth in
         Section 21.1(a), such transfer to be effective as of the date specified in the Purchase Notice. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Master Lease, including, without limitation, the obligation to pay to the Lessor that portion of the Lease Balance allocable to the applicable Properties on the date specified in the applicable Purchase Notice. The Lessee shall have the right to elect by written notice to the Lessor and the Lender to have all or part of any such Purchase Price paid by liquidation of the Collateral so long as, in the case of a purchase of less than all the Properties, Sufficient Collateral remains subject to the Pledge Agreement.

                                   ARTICLE XIX

                          EXTENSION OF EXPIRATION DATE

         XIX.1  Extension  of  Expiration   Date.  The  Lessee  may  extend  the
Expiration Date subject to, and in accordance  with, the terms and conditions of
Section 11.2 of the Participation Agreement.


                                   ARTICLE XX

                               REMARKETING OPTION

         XX.1 Option to Remarket. Subject to the fulfillment of each of the conditions set forth in this Section 20.1, the Lessee shall have the option (the "Remarketing Option") to market all of the Property on behalf of the Lessor.

         The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as to the Property as of the dates set forth below:

                  (a) No earlier than twelve months and not later than six months prior to the Scheduled Basic Lease Term Termination Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable. Failure by the Lessee to give timely notice shall be deemed to be an election by the Lessee, without further act thereby, of its Purchase Option for all of the Properties.

                  (b) Not later than ninety (90) days prior to the Scheduled Basic Lease Term Termination Date, the Lessee shall deliver to the Lessor an Environmental Audit for the Properties. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Properties. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered prior to the Scheduled Basic Lease Term Termination Date, a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law. As of the Scheduled Basic Lease Term Termination Date, any Permitted Property Liens (other than (x) Liens of the type described in clause (iii) of the definition of "Permitted Property Liens" to the extent, but only to the extent, the Lessor is in its opinion fully indemnified therefrom, and (y) Liens of the type described in clause (vii) of the definition of "Permitted Property Liens") on any Property that were contested by the Lessee shall have been removed.

                  (c) No Event of Default shall have occurred and be continuing that shall not have been cured on or prior to the Expiration Date.

                  (d) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use reasonable commercial efforts to sell the Lessor's interest in the Properties on or before the Scheduled Basic Lease Term Termination Date and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value.

                  (e) The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of each of the Properties. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens.

                  (f) The Lessee shall pay directly, and not from the sale proceeds, all prorations and credits, whether incurred by the Lessor or the Lessee, including without limitation, the cost of all environmental reports, appraisals required under Section 13.2 of the Participation Agreement and the Lessee's attorneys' fees.

                  (g) The Lessee shall pay to the Lessor on or prior to the Scheduled Basic Lease Term Termination Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Maximum Recourse Amount plus all accrued and unpaid Rent and all other amounts hereunder which have accrued or will accrue prior to or as of the Scheduled Basic Lease Term Termination Date, in the type of funds specified in Section 3.1(b) hereof;

                  (h) The gross proceeds (the "Gross Remarketing Proceeds") of the sale of the Properties (less any marketing, closing or other costs, prorations or commissions related to the marketing of the Properties), shall be paid directly to the Lessor; provided, however, that if the sum of (x) the Gross Remarketing Proceeds from such sale plus (y) the Maximum Recourse Amount received by the Lessor pursuant to Section 20.1(g) creates an excess over the Lease Balance, then the excess shall be paid to the Lessee promptly after receipt thereof by the Lessor. The obligations of the Lessor under this paragraph shall survive the expiration or termination of this Master Lease.

                  (i) No subleases affecting any Property shall be in effect on the Scheduled Basic Lease Term Termination Date.

         If the Lessee effectively elects the Remarketing Option and the sale of any Property is not consummated prior to the end of the Marketing Period, the Lessee shall, in addition to making the payment required pursuant to Section 20.1(g) above, at its own cost and expense, do each of the following:

                           (i) execute and deliver to the Lessor and the Lessor's title insurance company an affidavit as to the absence of any Liens (other than Permitted Property Liens of the type described in clause (i), (vii), (viii), (ix) or (x) Liens for taxes not yet due and Lessor Liens), and shall execute and deliver to the Lessor a statement of termination of this Master Lease to the extent relating to such Property;

                           (ii) on the Expiration Date,  transfer  possession of
                  such Property to the Lessor or any Person designated by the Lessor, by surrendering the same into the possession of the Lessor or such Person, as the case may be, in the condition required by this Section 20.1 and in compliance with Applicable Law; and

                           (iii) for a period of up to one year after the Expiration Date, cooperate reasonably with the Lessor and/or any Person designated by the Lessor to receive such Property, which cooperation shall include reasonable efforts with respect to the following, all of which the Lessee shall do on or before the Expiration Date for such Property or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of such Property and all know-how, data and technical information relating thereto, providing a current copy of the applicable Plans and Specifications, granting or assigning all assignable licenses necessary for the operation and maintenance of such Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

         Lessor shall have no obligation to approve any bid for the Properties except for bona fide all-cash bids which, together with amounts payable by the Lessee under clause (g) hereof, in the aggregate is at least equal to the Lease Balance and the acceptance of which will not subject the Lessor to any additional liability. Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor or any Participant in connection with any proposed sale of any Property.

          If one or more of the foregoing provisions (a) through (i) shall not be fulfilled as of the Expiration Date with respect to any Property, then the Remarketing Option shall be null and void (whether or not it has been theretofore exercised by the Lessee) as to all of the Properties, in which event all of the Lessee's rights under this Section 20.1 shall immediately terminate and the Lessee shall purchase from the Lessor, and the Lessor shall convey to the Lessee, on the Expiration Date all of the Lessor's interest in all of the Properties for an amount equal to the Lease Balance.

         XX.2 Certain Obligations Continue. During the Marketing Period, the obligation of the Lessee to pay Rent with respect to each Property (including the installment of Rent due on the Expiration Date) shall continue undiminished until payment in full of the Loan Balance plus any unpaid Supplemental Rent due to the Lessor with respect to the Properties under the Operative Documents to which the Lessee is a party. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale.


                                   ARTICLE XXI

                 PROCEDURES RELATING TO PURCHASE OR REMARKETING

         XXI.1 Provisions Relating to the Exercise of Purchase Option or Obligation and Conveyance Upon Remarketing and Conveyance Upon Certain Other Events.

                  (a) In connection with any termination of this Master Lease with respect to any Property pursuant to the terms of Article XV, in connection with any purchase or in connection with the Lessee's purchase of any Property in accordance with Section 18.1 or in connection with the Lessee's exercise of the purchase right under
         Section 16.2, then, upon the date on which this Master Lease is to terminate with respect to the applicable Property and upon the payment of all amounts due under Section 5.1 of the Construction Agency Agreement, as applicable, and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2 or 18.1, as applicable:

                           (i) the  Lessor  shall  execute  and  deliver  to the
                  Lessee (or to the Lessee's designee) at the Lessee's cost and expense an instrument of transfer relating to the Lessor's entire interest in such Property or Properties (which shall include a termination of the Ground Lease and an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to such Property or Properties not previously received by the Lessor and an assignment of leases of the Properties), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Lessor Mortgage and any Lessor Liens;

                           (ii) such Property or Properties shall be conveyed to
                  the Lessee "AS IS" and in its then present physical condition; and

                           (iii) the Lessor shall  execute and deliver to Lessee
                  and the Lessee's title insurance company an affidavit as to the Lessor's title and release Lessor Liens and the Lessor Mortgage and shall execute and deliver to Lessee a statement of termination of this Master Lease to the extent this Master Lease relates to such Property or Properties.

                  (b) If the Lessee properly exercises the Remarketing Option and the Properties are sold, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of all of the Properties to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of the Lessor or such purchaser(s), as the case may be, free and clear of all Liens, in good condition (as modified by Modifications permitted by this Master Lease), ordinary wear and tear excepted, and in compliance with Applicable Law.


                                  ARTICLE XXII

                              ESTOPPEL CERTIFICATES

         XXII.1 Estoppel Certificates. At any time and from time to time upon not less than thirty (30) Business Days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Master Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                  ARTICLE XXIII

                             ACCEPTANCE OF SURRENDER

         XXIII.1 Acceptance of Surrender. No surrender to the Lessor of this Master Lease or of all or any of the Properties or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Lender, and no act by the Lessor or the Lender or any representative or agent of the Lessor or the Lender, other than a written acceptance, shall constitute an acceptance of any such surrender.


                                  ARTICLE XXIV

                               NO MERGER OF TITLE

         XXIV.1 No Merger of Title. There shall be no merger of this Master Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate, (b) the fee or ground leasehold estate in any Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                                   ARTICLE XXV

                              INTENT OF THE PARTIES

         XXV.1 Nature of Transaction.

                  (a) It is the  intent  of the  parties  that:  (i)  the  Lease constitutes an operating lease from Lessor to the Lessee for purposes of the Lessee's financial reporting, (ii) the Lease and other transactions contemplated will result in the Lessee being recognized as the owner of the Properties for Federal and state income tax and bankruptcy purposes, (iii) each Lease Supplement grants to Lessor a Lien on the Lessee's interest in the Property (exclusive of Lessee's fee interest in the Land) covered thereby, and (iv) the obligations of the Lessee to pay Basic Rent and any part of the Lease Balance shall be treated as payments of interest and principal, respectively, for Federal and state income tax and bankruptcy purposes. The Lessor shall be deemed to have a valid and binding security interest in and Lien on the Lessee's interest in the Properties, free and clear of all Liens other than Permitted Property Liens, as security for the obligations of the Lessee under the Operative Documents (it being understood and agreed that the Lessee does hereby grant a Lien, and convey, transfer, assign, mortgage and warrant to Lessor and its successors, transferees and assigns, for the benefit of the Lessor and its successors, transferees and assigns, the Properties and any proceeds or products thereof, to have and hold the same as collateral security for the payment and performance of the obligations of the Lessee under the Operative Documents), each of the parties hereto agrees that it will not, nor will it permit any Affiliate to at any time, take any action or fail to take any action with respect to the preparation or filing of any income tax return, including an amended income tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this
         Section 25.1.

                  (b)  Specifically,  without  limiting the generality of clause
         (a) of this Section 25.1, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee, Lessor, any Participant or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Participants to the Lessee.

                                  ARTICLE XXVI

                                  MISCELLANEOUS

         XXVI.1 Survival; Severability; Etc. Anything contained in this Master Lease to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Master Lease shall survive such expiration or earlier termination for a period of one year except as to indemnification which shall continue to survive. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Master Lease, including any right or option described in Article XIV, XV, XVIII or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Master Lease.

         XXVI.2 Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Master Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

         XXVI.3 No Waiver. No failure by the Lessor, any Participant or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

         XXVI.4 Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section
15.3 of the Participation Agreement.

         XXVI.5 Successors and Assigns. All the terms and provisions of this Master Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         XXVI.6 Headings and Table of Contents. The headings and table of contents in this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         XXVI.7 Counterparts. This Master Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         XXVI.8 GOVERNING LAW. THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. WITHOUT LIMITING THE
FOREGOING, IN THE EVENT THAT THIS MASTER LEASE IS DEEMED TO CONSTITUTE A FINANCING WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE CREATION AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

         XXVI.9 Liability Limited. The parties hereto agree that except as specifically set forth in this Master Lease or in any other Operative Document, the Lessor shall have no personal liability whatsoever to the Lessee or the Lender or their respective successors and assigns for any claim based on or in respect of this Master Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in the Properties; provided, however, that Lessor shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence, (b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents; and further provided nothing therein shall impair or limit the rights of Lessee against the Lender or Lessor relating to any Collateral held by either of them from time to time under the Operative Documents.

         XXVI.10 Original Lease. The single executed original of this Master Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of Societe Generale, New York Branch, as the Lender therefor on or following the signature page thereof shall be the Original Executed

Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

IN WITNESS WHEREOF, the parties have caused this Master Lease be duly executed and delivered as of the date first above written.

                                   ELECTRONICS FOR IMAGING, INC.,
                                    as Lessee



                                   By /s/ Eric Saltzman
                                      ---------------------------------
                                     Name: Eric Saltzman
                                     Title: CFO

                                   SOCIETE GENERALE FINANCIAL
                                   CORPORATION, as Lessor



                                   By /s/ Powell Robinson III
                                      ---------------------------------
                                     Name: Powell Robinson III
                                     Title: First Vice President

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt  of  this  original   counterpart  of  the  foregoing  Lease  is  hereby
acknowledged as of the date hereof.


SOCIETE GENERALE, acting through its New York Branch, as Lender



By /s/ Jay Sands
   ---------------------------------
   Name: Jay Sands
   Title: Managing Director